Exhibit 10.2
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                                                                 EXECUTION COPY


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                               SECURITY AGREEMENT

                                     AMONG

                     ALLEGHENY ENERGY SUPPLY COMPANY, LLC,

                              CITICORP USA, INC.,

                            as Administrative Agent,

                                      AND

                                CITIBANK, N.A.,

                              as Collateral Agent,

                            dated as of May 2, 2006


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                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of May 2, 2006, made by and among (capitalized terms used herein shall have the meanings assigned thereto in Section 1.01 of this Agreement):

         ALLEGHENY ENERGY SUPPLY COMPANY, LLC, a Delaware limited liability company (the "Grantor");

         CITICORP USA, INC. ("CUSA"), not in its individual capacity except as expressly set forth herein but solely as administrative agent for the Lenders (solely in such capacity, the "Administrative Agent"); and

         CITIBANK, N.A. ("Citibank"), not in its individual capacity except as expressly set forth herein but solely as collateral agent on behalf and for the benefit of the Secured Parties (solely in such capacity, the "Collateral Agent").

                             PRELIMINARY STATEMENTS

         (1) The Grantor is a party to that certain Credit Agreement, dated as of May 2, 2006 (said agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"), with the Lenders and the Administrative Agent.

         (2) The Grantor has agreed to grant the security interest contemplated by this Agreement to secure the performance of its Obligations under the Credit Agreement and the other Financing Documents.

         NOW, THEREFORE, to secure the Secured Obligations and the performance of the Grantor's Obligations under the Financing Documents, and in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto hereby agree as follows:

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

         Section 1.01 Definitions. (a) Defined terms used in this Agreement and the Schedules and Exhibits to this Agreement have the meanings assigned to them in Appendix A-1. Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement.

         (b) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC and/or in the Federal Book Entry Regulations are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations.

         Section 1.02 Principles of Interpretation. (a) Except to the extent expressly provided to the contrary in this Agreement or to the extent that the context otherwise requires, in this Agreement:

                  (i) the table of contents and Article and Section headings contained in this Agreement are for convenience only and shall not affect the interpretation of this Agreement or any other Financing Document;

                  (ii) references to any document, instrument or agreement, including any Financing Document, shall include (A) all exhibits, annexes, schedules, appendices or other attachments thereto and (B) all documents, instruments or agreements issued or executed in replacement thereof; provided that notwithstanding the foregoing, no reference to the Credit Agreement shall be deemed to include any credit agreement, the proceeds of which were used to repay the Obligations under the Credit Agreement;

                  (iii) references to a document or agreement, including any Financing Document, shall be deemed to include any amendment, restatement, modification, supplement or replacement thereto entered into in accordance with the terms thereof and the terms of the Financing Documents; provided that notwithstanding the foregoing, no reference to the Credit Agreement shall be deemed to include any credit agreement, the proceeds of which were used to repay the Obligations under the Credit Agreement;

                  (iv) the words "include", "includes" and "including" are not limiting;

                  (v) references to any Person shall include such Person's successors and permitted assigns (and in the case of any Governmental Authority, any Person succeeding to such Governmental Authority's functions and capacities);

                  (vi) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

                  (vii) references to "days" shall mean calendar days;

                  (viii) the singular includes the plural and the plural includes the singular;

                  (ix) references to Applicable Law, generally, shall mean Applicable Law as in effect from time to time, and references to any specific Applicable Law shall mean such Applicable Law, as amended, modified or supplemented from time to time, and any Applicable Law successor thereto;

                  (x) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding"; and

                  (xi) any reference in this Agreement to an Article, Section, Schedule, Appendix or Exhibit is to the article or section of, or a schedule, appendix or exhibit to this Agreement unless otherwise indicated, and Schedules, Appendices and Exhibits to this Agreement shall be deemed incorporated by reference in this Agreement.

         (b) This Agreement is the result of negotiations among the parties thereto and their respective counsel. Accordingly, this Agreement shall be deemed the product of all parties thereto, and no ambiguity in this Agreement shall be construed in favor of or against the Grantor or any Creditor Party.

                                  ARTICLE II
                              SECURED OBLIGATIONS

                            [INTENTIONALLY OMITTED].

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         Section 3.01 Representations and Warranties of the Grantor. The Grantor represents and warrants to each Secured Party, as of the date hereof, that:

                  (a) The Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule 3.01(a). The Grantor has only the trade names and domain names listed on Schedule 3.01(a). The Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office and the office in which it maintains its books and records and agreements generally in the state or jurisdiction set forth in Schedule 3.01(a). The Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule 3.01(a) except as disclosed in
         Schedule 3.01(a).

                  (b) All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument in excess of $500,000 that has not been delivered to the Collateral Agent.

                  (c) The Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, claim, option or right of others, except for the security interest created under the Collateral Documents or permitted under the Financing Documents (including the PCB Liens). No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing the Grantor or any trade name of the Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Financing Documents or financing statements or other instruments relating to Liens permitted under the Financing Documents.

                  (d) The Grantor has exclusive possession and control of the Material Equipment and Inventory other than Inventory and Equipment stored at any leased premises or warehouse for which a landlord's or warehouseman's agreement, in form and substance reasonably satisfactory to the Administrative Agent, is in effect and which leased premises or warehouse is so indicated by an asterisk on
         Schedule 3.01(d), except to the extent otherwise permitted by the Financing Documents. In the case of any Equipment or Inventory of the Grantor, in each case, with a value in excess of $50,000,000 located on leased premises or in warehouses, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any document for any such Equipment or Inventory or (iii) received notification of any secured party's interest (other than the security interest granted hereunder or any other Permitted Lien) in such Equipment or Inventory.

                  (e) The Initial Pledged Equity pledged by the Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. With respect to the Pledged Equity that is an uncertificated security, the Grantor has caused the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with the Grantor and the Collateral Agent that, if an Event of Default has occurred and is continuing, such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of the Grantor. The Pledged Debt pledged as of the date hereof by the Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and by general principles of equity, is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and is not in default.

                  (f) The Initial Pledged Equity pledged by the Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuer thereof indicated on Schedule 3.01(f).

                  (g) The Grantor does not have any deposit or securities accounts other than the Controlled Accounts. Set forth on Schedule 3.01(g) is a complete and accurate list of all Initial Controlled Accounts, showing as of the date hereof, the name and address of the bank or other financial institution with whom each such Initial Controlled Account is maintained, the name of the accountholder and the account number thereof.

                  (h) The Material Contracts to which the Grantor is a party have been duly authorized, executed and delivered by it and are in full force and effect and are binding upon and enforceable against the Grantor, and to the best knowledge of the Grantor, all other parties thereto in accordance with their terms, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and by general principles of equity.

                                  ARTICLE IV
                              CONTROLLED ACCOUNTS

         Section 4.01 Reports, Certifications and Instructions. At the request of the Administrative Agent, the Grantor shall deliver to the Administrative Agent and the Collateral Agent, within five Business Days after receipt thereof by the Grantor, copies of the account statements for all Controlled Accounts for such month. Such account statements shall indicate, with respect to each such account, deposits, credits and closing balances. The Grantor shall also provide any additional information or reports relating to each Controlled Account and the transactions therein reasonably requested from time to time by any Secured Party.

         Section 4.02 Controlled Accounts. (a) The Grantor hereby agrees that it shall maintain all Account Collateral with a bank or financial institution (each, a "Pledged Account Bank") that has agreed, pursuant to an Account Control Agreement among the Grantor, the Collateral Agent and such Pledged Account Bank, to (1) comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account Collateral without the further consent of the Grantor and (2) waive or subordinate in favor of the Collateral Agent all claims of such Pledged Account Bank (other than customary rights of set-off, as may be agreed by the Collateral Agent in its reasonable discretion) to the Account Collateral.

         (b) Other than the Initial Controlled Accounts, the Grantor agrees it will not add any bank or financial institution that maintains any deposit or securities account for the Grantor or open any new deposit or securities accounts with any then existing Pledged Account Bank unless the Collateral Agent shall have received, on or prior to the date on which such bank or financial institution is added or such new account is opened, (i) written notice of such additional bank or financial institution or such new account,
(ii) in the case of a bank or financial institution or Pledged Account Bank that is not the Collateral Agent, an Account Control Agreement duly executed by such new Person and the Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new account and (iii) if requested by the Collateral Agent, an opinion of counsel reasonably acceptable to the Collateral Agent, with respect to the authorization, execution, delivery, validity and enforceability of, and perfection under, such Account Control Agreement.

                                   ARTICLE V
                               SECURITY INTERESTS

         Section 5.01 Grant of Security. The Grantor hereby assigns, pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a Lien on and security interest in, the Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

                  (a) all equipment in all of its forms, including all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including software that is embedded in and is part of the equipment (any and all such property being the "Equipment");

                  (b) all inventory in all of its forms, including (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by the Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including software that is embedded in and is part of the inventory (any and all such property being the "Inventory");

                  (c) all accounts (including health-care-insurance receivables), chattel paper (including tangible chattel paper and electronic chattel paper), instruments (including promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, all payment intangibles and Emissions Credits) (other than trust accounts maintained in the name of a Person other than the Grantor) and other obligations owed to the Grantor of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "Related Contracts");

                  (d) the following (the "Security Collateral"):

                           (i) the Initial Pledged Equity and the certificates,
                  if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

                           (ii) (A) all additional shares of stock and other
                  Equity Interests of or in the issuer of the Initial Pledged Equity or any successor entity and (B) any shares of stock and other Equity Interests of or in any Material Subsidiary (other than AE Capital) or any successor entity, in each case, acquired from time to time by the Grantor in any manner (such shares and other Equity Interests referred to in clauses (A) and (B), together with the Initial Pledged Equity, being the "Pledged Equity"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;

                           (iii) all indebtedness from time to time owed to the
                  Grantor by any Person (the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                           (iv) all other investment property (including all
                  (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which the Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (e) each contract and agreement, including each Material Contract (other than the Financing Documents), to which the Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including (i) all rights of the Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of the Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

                  (f) the following (collectively, the "Account Collateral"):

                            (i) the Controlled Accounts and all funds and
                  financial assets from time to time credited thereto (including all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Controlled Accounts;

                            (ii) all promissory notes, certificates of deposit,
                  deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent, including those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                            (iii) all interest, dividends, distributions, cash,
                  instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

                  (g) all of the following (collectively, the "Intellectual Property Collateral"):

                            (i) all patents, patent applications, utility
                  models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto ("Patents");

                            (ii) all trademarks, service marks, domain names,
                  trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby ("Trademarks");

                            (iii) all copyrights, including copyrights in
                  Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered ("Copyrights");

                            (iv) all computer software, programs and databases
                  (including source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing ("Computer Software");

                            (v) all confidential and proprietary information,
                  including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, "Trade Secrets"), and all other intellectual, industrial and intangible property of any type, including industrial designs and mask works;

                            (vi) all registrations and applications for
                  registration for any of the foregoing, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

                            (vii) all tangible embodiments of the foregoing,
                  all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto;

                            (viii) all agreements, permits, consents, orders
                  and franchises relating to the license, development, use or disclosure of any of the foregoing to which the Grantor, now or hereafter, is a party or a beneficiary; and

                            (ix) any and all claims for damages and injunctive
                  relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

                  (h) all commercial tort claims described in Schedule 5.01(h) (collectively, the "Commercial Tort Claims Collateral");

                            (i) all books and records (including customer
                  lists, credit files, printouts and other computer output materials and records) of the Grantor pertaining to any of the Collateral; and

                  (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 5.01 and this clause (j)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including all commercial tort claims and (C) cash;

provided, however, that notwithstanding any of the other provisions set forth in this Section 5.01, this Agreement shall not, at any time, constitute a grant of a security interest (1) in any Asset that is, at such time, an Excluded Asset and (2) in any Asset consisting of leases, licenses, contracts or agreements to which the Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall (A) constitute or result in (I) the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor therein or (II) a breach or termination pursuant to the terms of, or a default under, or (B) require any consent not obtained after commercially reasonable efforts by the Grantor under any such lease, license, contract or agreement in excess of $10,000,000 (other than, with respect to clauses (A) and (B), to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided, however, in the case of either (A) or (B) above, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability or lack of consent shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement that does not result in any of the consequences specified in (A) or (B) above.

         Section 5.02 Security for Obligations. This Agreement secures the payment of all Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Grantor to any Secured Party under any Financing Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Grantor.

         Section 5.03 Delivery and Control of Security Collateral and Account Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent but excluding checks, certificates of title and other similar instruments; provided that instruments evidencing Pledged Debt need not be delivered until and unless an Event of Default has occurred and is continuing. If an Event of Default has occurred and is continuing, the Collateral Agent shall have the right, upon notice to the Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section
5.14. In addition, the Collateral Agent shall have the right, if an Event of Default has occurred and is continuing, to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

         (b) With respect to any Security Collateral in which the Grantor has any right, title or interest and that constitutes an uncertificated security, the Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with the Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of the Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Security Collateral in which the Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent, the Grantor will notify the issuer of such Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

         (c) Upon the request of the Collateral Agent, the Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

         Section 5.04 Further Assurances; Etc. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as any Agent or any other Secured Party through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Financing Documents, (ii) to the fullest extent permitted by Applicable Law, subject its properties, assets, rights or interests (other than Excluded Assets) to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Financing Document or under any other instrument executed in connection with any Financing Document to which it is a party. Without limiting the generality of the foregoing, the Grantor will promptly with respect to the Collateral: (A) if an Event of Default has occurred and is continuing, mark conspicuously each document included in Inventory, each chattel paper in excess of $500,000 included in Receivables, each Related Contract, each Assigned Agreement and each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (B) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; provided that instruments evidencing Pledged Debt need not be delivered until and unless an Event of Default has occurred and is continuing; (C) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by the Grantor hereunder; (D) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (E) take all action necessary to ensure that the Collateral Agent has control of Collateral consisting of deposit accounts, investment property and letter-of-credit rights as provided in Sections 9-104, 9-106 and 9-107 of the UCC and, at the request of the Administrative Agent, electronic chattel paper and transferable records as provided in Section 9-105 of the UCC and in Section 16 of UETA; (F) if an Event of Default has occurred and is continuing, take all action to ensure that the Collateral Agent's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; (G) if an Event of Default has occurred and is continuing, cause the Collateral Agent to be the beneficiary under all letters of credit that constitute Collateral, with the exclusive right to make all draws under such letters of credit, and with all rights of a transferee under Section 5-114(e) of the UCC; and (H) deliver to the Collateral Agent evidence that all other action that the Administrative Agent may deem reasonably necessary or desirable to perfect and protect the security interest created by the Grantor under this Agreement has been taken.

         (b) The Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of the Grantor, in each case without the signature of the Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

         Section 5.05 As to the Assigned Agreements. The Grantor will at its expense furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by the Grantor under or pursuant to the Material Contracts to which it is a party regarding or related to any breach or default by any party thereto that could reasonably be expected to have a Material Adverse Effect or the occurrence of any other event that could reasonably be expected to have a Material Adverse Effect.

         Section 5.06 Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Financing Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 5.07 Additional Equity Interests. The Grantor agrees that it will (a) cause the issuer of the Pledged Equity pledged by the Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to the Grantor or any other Person holding Equity Interests in the Grantor on a ratable basis in accordance with the Equity Interest so held, and (b) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities of such issuer of the Pledged Equity.

         Section 5.08 Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. The Grantor covenants and agrees that until all Secured Obligations are paid in full and all Commitments shall have terminated:

                  (a) the Grantor will, at the request of the Administrative Agent, use commercially reasonable efforts to maintain all (i) electronic chattel paper so that the Collateral Agent has control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records so that the Collateral Agent has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record ("UETA");

                  (b) the Grantor will use commercially reasonable efforts to maintain all letter-of-credit rights assigned to the Collateral Agent so that the Collateral Agent has control of the letter-of-credit rights in the manner specified in Section 9-107 of the UCC; and

                  (c) the Grantor will immediately give notice to the Collateral Agent of any commercial tort claim where the Grantor is claiming damages in an aggregate amount in excess of $50,000,000 that may arise in the future and will immediately execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action reasonably requested by the Administrative Agent, to subject such commercial tort claim to the first priority security interest created under this Agreement.

         Section 5.09 Equipment and Inventory. The Grantor will cause all Equipment (other than any Equipment that is immaterial or non-essential to the conduct of business of the Grantor and its Subsidiaries, taken as a whole) of the Grantor to be maintained and preserved in accordance with prudent practices then being utilized in the merchant, non-regulated power generation industry and in accordance with Applicable Laws (including Environmental Laws), except where the failure to comply with such Applicable Laws could not reasonably be expected to have a Material Adverse Effect.

         Section 5.10 Insurance. (a) The Grantor will, or will cause its Subsidiaries to, maintain property damage and liability insurance in accordance with the terms of the Financing Documents. Each policy of the Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and the Grantor as their interests may appear. Each endorsement or certificate of insurance for such policy (other than with respect to any policy of liability insurance) shall in addition (i) name the Collateral Agent, and name or cover the Grantor, in each case, as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer and (iii) not provide for any recourse against any Creditor Party for the payment premiums or other amounts with respect thereto. The Grantor will, at the request of the Collateral Agent, which shall be no more than once annually, deliver to the Collateral Agent duplicate policies of such insurance and a report of a reputable insurance broker with respect to such insurance.

         (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to the Financing Documents may be paid directly to the Person who shall have incurred liability covered by such insurance.

         (c) Proceeds of any property damage insurance shall be paid directly to a Controlled Account.

         Section 5.11 Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts. (a) The Grantor will not change its name, type of organization, jurisdiction of organization, organizational identification number from those set forth in Section 3.01(a) without first giving at least 10 Business Days' prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. The Grantor will hold and preserve its records relating to the Collateral, including the Assigned Agreements and Related Contracts in accordance with its ordinary business practices. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

         (b) If any Collateral with a value in excess of $50,000,000 is at any time in the possession or control of a warehouseman, bailee or agent, and the Collateral Agent so requests, the Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Collateral Agent's account subject only to the Collateral Agent's instructions (which shall permit such Collateral to be removed by the Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and shall act on the instructions of the Collateral Agent without the further consent of the Grantor or any other Person, and (iv) make such authenticated record available to the Collateral Agent.

         (c) Except as otherwise provided in this subsection (c), the Grantor will continue to collect, at its own expense, all amounts due or to become due the Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, the Grantor may take such action as the Grantor may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided that the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default and upon written notice to the Grantor of its intention to do so, to notify the obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including those set forth set forth in Section 9-607 of the UCC. After receipt by the Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of the Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Enforcement Proceeds Account and applied as provided in Section 6.06 and (ii) the Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any obligor thereof, or allow any credit or discount thereon. The Grantor will not permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the obligor thereof.

         Section 5.12 Intellectual Property Collateral. (a) With respect to each item of its material Intellectual Property Collateral, the Grantor agrees to take, at its expense, all commercially reasonable steps, including in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other Governmental Authority, to (i) maintain the validity and enforceability of such material Intellectual Property Collateral and maintain such material Intellectual Property Collateral in full force and effect, except expirations or terminations in the ordinary course, and (ii) pursue the registration and maintenance of each unexpired patent, trademark, or unexpired copyright registration or application, now or hereafter included in such Intellectual Property Collateral, including the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing, where appropriate, of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing, where appropriate, of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. The Grantor shall not, without the written consent of the Administrative Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless the Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of the Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect.

         (b) Where required by Applicable Law, the Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (c) The Grantor shall take all steps which it or the Collateral Agent (as directed by the Administrative Agent) deems reasonable and appropriate to preserve and protect each item of its Intellectual Property Collateral, including taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.

         Section 5.13 Letter-of-Credit Rights. (a) The Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee.

         (b) Upon the occurrence and during the continuance of an Event of Default, the Grantor will, promptly upon request by the Collateral Agent, (i) notify (and the Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and
(ii) arrange for the Collateral Agent to become the transferee beneficiary of letter of credit.

         Section 5.14 Voting Rights, Dividends, Etc. (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) the Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of the Grantor or any part thereof for any purpose; provided that the Grantor will not exercise or refrain from exercising any such right if such action would violate this Agreement;

                  (ii) the Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of the Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Financing Documents; and

                  (iii) the Collateral Agent will execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above. In the absence of instructions to vote or exercise other rights, the Collateral Agent shall not be obligated and shall incur no liability for its failure to take any action in respect of such rights.

         (b) Upon the occurrence and during the continuance of an Event of
Default:

                  (i) all rights of the Grantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.14(a)(i) shall, upon notice to the Grantor by the Collateral Agent (as instructed by the Administrative Agent), cease and (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.14(a)(ii) shall, upon notice to the Grantor by the Collateral Agent (as instructed by the Administrative Agent), automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights (in each case, as instructed by the Administrative Agent) and to receive and hold as Security Collateral such dividends, interest and other distributions; and

                  (ii) all dividends, interest and other distributions that are received by the Grantor contrary to the provisions of paragraph (i) of this Section 5.14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

         Section 5.15 The Collateral Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Collateral Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) (i) to obtain and adjust insurance proceeds required to be paid to the Collateral Agent pursuant to the terms of the Financing Documents; and (ii) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) above; and

                  (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral;

provided that the Collateral Agent shall not exercise the power and authority granted to it pursuant to this Section 5.15 above except during such period as an Event of Default has occurred and is continuing.

                                  ARTICLE VI
                            REMEDIES AND ENFORCEMENT

         Section 6.01 Remedies and Enforcement Action. At such time as any Event of Default has occurred and is continuing, the Collateral Agent, upon the instruction and direction of the Administrative Agent, may take any Enforcement Action.

         Section 6.02 Sale; Incidents of Sale. In connection with any sale of any Collateral by the Collateral Agent after an Event of Default has occurred and is continuing, the Grantor agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. With respect to any sale of any of the Collateral made or caused to be made by the Collateral Agent, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by Applicable Law:

                  (a) Any Creditor Party (including any Secured Party), the Grantor, the Parent and any Affiliate thereof may bid for, and purchase, the Collateral offered for sale, and, upon compliance with the terms of sale, may hold and dispose of such property;

                  (b) The Collateral Agent may, but shall not be obligated to, make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer covering the Collateral sold;

                  (c) The Collateral Agent, pursuant to the power of attorney granted pursuant to Section 5.15, may make all necessary deeds, bills of sale and instruments of assignment and transfer of the Collateral thus sold, and for that purpose the Collateral Agent may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power; and

                  (d) Upon a sale of any Equity Interests in any Material Subsidiary pledged or assigned pursuant to Article V or substantially all of the Assets of the Grantor, whether made under the power of sale hereby given or pursuant to judicial proceedings, the Grantor shall permit, to the extent permitted by Applicable Law, the purchaser thereof and its successors and its or their permitted assigns to take and use the name of the Grantor and to carry on business under such name or any variant or variants thereof and to use and employ any and all other trade names and trademarks of the Grantor.

         Section 6.03 Collateral Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding relative to the Grantor or the Collateral, the Collateral Agent (irrespective of whether any of the outstanding Senior Debt Obligations shall then be due and payable) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of the Senior Debt Obligations owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent (including any claim for the reasonable compensation, disbursements and advances of the Collateral Agent in its individual or trust capacity and its agents and counsel) and of any other Creditor Parties allowed in such judicial proceeding and (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Creditor Party to make such payments to the Collateral Agent.

         Section 6.04 Collateral Agent May Enforce Claims. All rights of action and claims under this Agreement and the other Financing Documents may be prosecuted and enforced by the Collateral Agent; provided that the Collateral Agent is also hereby appointed as agent for the other Creditor Parties for this and the other purposes of this Agreement and the other Financing Documents, and the Collateral Agent shall take such action solely as agent for the Creditor Parties. Enforcement Proceeds received by the Collateral Agent in connection with any Event of Default shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of (a) the Collateral Agent, in its capacity as Collateral Agent (including previously outstanding amounts in respect thereof) and (b) its agents and counsel, be for the benefit of the other relevant Creditor Parties and deposited into the Enforcement Proceeds Account for application as provided in Section 6.06.

         Section 6.05 Enforcement Proceeds Account. Upon the occurrence and during the continuance of an Event of Default and the taking of any Enforcement Action, the Collateral Agent shall establish and thereafter maintain an account (the "Enforcement Proceeds Account") for the purposes of depositing therein any Enforcement Proceeds received in respect of the Collateral. The Collateral Agent is hereby directed to deposit in, or credit to, the Enforcement Proceeds Account, all Enforcement Proceeds. All Enforcement Proceeds held in the Enforcement Proceeds Account shall be trust funds held by the Collateral Agent for the benefit of the Secured Parties for the purpose of making payments therefrom in accordance with Section 6.06.

         Section 6.06 Application of Enforcement Proceeds. (a) Proceeds on deposit in, or credited to, the Enforcement Proceeds Account shall be applied as promptly as practicable by the Collateral Agent at the direction of the Required Lenders, in the following order of priority:

                  first, pro rata to the payment of all reasonable fees, costs and expenses hereunder and under any of the Mortgages (including legal fees and expenses) and other similar amounts owed to the Collateral Agent and the Mortgage Trustees in connection with the execution and administration of their respective duties hereunder or under any Mortgages and the taking of any Enforcement Action;

                  second, pro rata to the payment of all reasonable fees, costs, expenses (including legal fees and expenses) and any other amounts payable to the Administrative Agent in connection with the Administrative Agent's execution and administration of its duties hereunder or under any other Financing Document to which it is a party and the taking of any Enforcement Action;

                  third, pro rata to the payment of all Secured Obligations to the Administrative Agent for further application in accordance with the terms of the Credit Agreement; and

                  fourth, after payment in full of the Secured Obligations, to the payment of the remainder, if any, to the Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         (b) The terms of this Section 6.06 shall apply solely to the application of proceeds in the Enforcement Proceeds Account and shall in no way affect, impair or limit the rights of the Creditor Parties otherwise provided hereunder or in any other Financing Document.

                                  ARTICLE VII
                                COLLATERAL AGENT

         Section 7.01 Authorization and Action of the Collateral Agent. Each Creditor Party (other than the Collateral Agent) hereby appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to (a) execute and deliver all of the Financing Documents (other than this Agreement) to which it is or is to be a party (including the Mortgages) delivered or to be delivered on or after the date hereof as expressly contemplated by the Financing Documents; provided that any Financing Document (including any Mortgages) to be delivered at any point after the date hereof shall be in substantially the form of the relevant Financing Document (including any Mortgage) delivered pursuant to the terms of the Credit Agreement on or prior to the date hereof or the Collateral Agent shall be directed by the Administrative Agent to execute and deliver any such Financing Document (including any Mortgage) and (b) exercise such powers and discretion under this Agreement and the other Financing Documents to which the Collateral Agent is a party as are delegated to the Collateral Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Financing Documents (including, without limitation, enforcement or collection of the Secured Obligations), the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Creditor Parties; provided that the Collateral Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or Applicable Law. The Collateral Agent agrees to give as promptly as practicable to the Administrative Agent notice of each notice given to it by the Grantor or any other Person pursuant to the terms of this Agreement or any other Financing Document.

         Section 7.02 Reliance. None of the Collateral Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Financing Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Collateral Agent:
(a) may consult with legal counsel (including counsel for the Grantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any other Creditor and shall not be responsible to any other Creditor Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Financing Documents; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Financing Document on the part of the Grantor or to inspect the property (including the books and records) of the Grantor; (d) shall not be responsible to any other Creditor Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Financing Document or any other instrument or document furnished pursuant thereto; and (e) shall incur no liability under or in respect of any Financing Document by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties.

         Section 7.03 Citibank, CUSA and Affiliates. With respect to its Commitment (if any), the Advances made by it (if any), any Senior Debt Obligations owed to it (if any) and any Notes issued to it, Citibank and CUSA shall have the same rights and powers under the Financing Documents as any other Creditor Party and may exercise the same as though it were not an Agent; and the terms "Creditor Party", "Creditor Parties", "Lender", "Lenders", "Secured Party", and "Secured Parties" shall, unless otherwise expressly indicated, include Citibank in its individual, and, agency capacities. Citibank and CUSA and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Grantor, the Parent, any Affiliate thereof, any of their respective Subsidiaries and any Person that may do business with or own securities of the Grantor, the Parent, any Affiliate thereof or any such Subsidiary, all as if Citibank, were not an Agent, and without any duty to account therefor to the other Creditor Parties.

         Section 7.04 Acceptance of Collateral. The Collateral Agent has no duty to solicit the deposit of any Collateral with it by the Grantor or other Person and agrees to accept all Collateral to be delivered to or held by the Collateral Agent pursuant to the terms of this Agreement or any other Collateral Document. The Collateral Agent shall, on behalf and for the benefit of the Secured Parties, be the beneficiary and hold and safeguard any Collateral delivered to it during the term of this Agreement or any other Collateral Document as specified herein or therein and shall hold such Collateral in accordance with the provisions of this Agreement or such other Collateral Document, as the case may be; provided that the Collateral Agent shall not be required to hold or safeguard the Collateral with a higher degree of care than it holds and safeguards its own property.

         Section 7.05 The Collateral Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor under Section 9.01.

         Section 7.06 Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

         (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each, a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by the Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of the Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent", when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

         (c) The Collateral Agent shall not be deemed to have knowledge of (i) the occurrence of any Default or Event of Default (or if any such event would occur after giving effect to any application of funds contemplated by any provision of this Agreement) unless and until it has received written notice thereof from the Grantor or any other Creditor Party or (ii) the existence, the content, or the terms and conditions of, any other agreement, instrument or document, in each case, to which it is not a party, whether or not referenced herein. Without prejudice to the foregoing, the Collateral Agent shall not be attributed with any knowledge or information that any other department or division of Citibank or any of its Affiliates may have from time to time.

         (d) The parties hereto agree that any of the acknowledgements, consents, agreements and statements made by the Collateral Agent in respect of the Collateral in the Financing Documents are being made in its capacity as directed agent for, and on behalf and at the request of, the Secured Parties and that such acknowledgements, consents, and agreements are being made without independent investigation and without liability as a principal. The parties hereto understand and agree that, notwithstanding any other term of the Financing Documents, in making any determinations, taking actions, granting consents, refraining from taking actions, withholding consents contemplated in the Financing Documents, the Collateral Agent is authorized, and should be expected, to consult with legal and other advisors and with the other Creditor Parties and their respective advisors. The Collateral Agent shall not incur any liability for any determination made or instruction given by the Required Lenders and their respective advisors. The Collateral Agent assumes no responsibility and shall not be deemed to have assumed any responsibility, either express or implied, to monitor the validity or sufficiency of the Collateral. The Creditor Parties further acknowledge and agree that the provisions of the Financing Documents which empower and/or entitle the Collateral Agent to take action, to refrain to take action, or to request the taking or refraining from taking action, with respect to the Collateral or otherwise shall not impose, and shall not be deemed to impose, on the Collateral Agent an obligation to act independently from the instructions of the Creditor Parties or to monitor the contingencies that may give rise to the exercise of such power or entitlement.

         Section 7.07 Liability. The Collateral Agent shall not be liable for any error of judgment or for any act done or omitted to be done by it in good faith or for any mistake of fact or law, or for anything it may do or refrain from doing, except to the extent that any such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from its gross negligence or willful misconduct.

         Section 7.08 Successor Collateral Agent. (a) The Required Lenders may remove the Collateral Agent at any time by giving to the Collateral Agent 30 days' prior written notice of removal. The Collateral Agent may resign at any time by giving to the Administrative Agent and the Grantor 15 days' prior written notice of resignation.

         (b) Within 30 days after giving the foregoing notice of removal to the Collateral Agent or within 15 days after receiving the foregoing notice of resignation from the Collateral Agent, the Required Lenders shall appoint a successor collateral agent and give notice of such successor collateral agent to the Collateral Agent. If no successor collateral agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 15 days after the retiring Collateral Agent's giving of notice of resignation or 30 days after the Required Lenders' removal of the retiring Collateral Agent, then the retiring Collateral Agent may on behalf of the other Secured Parties apply to a court of competent jurisdiction for appropriate relief or appoint a successor collateral agent, which shall be a Creditor Party; provided that if no Creditor Party is willing to become the successor collateral agent, then such successor Collateral Agent shall be a commercial bank (or any Affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Financing Documents. After any retiring Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement or any other Financing Document.

         (c) Upon receipt of notice of the identity of the successor collateral agent, the Collateral Agent shall deliver all Collateral then held hereunder to the successor collateral agent, less the Collateral Agent's fees, costs, expenses and the value of other obligations owed to the Collateral Agent hereunder, or hold such funds (or any portion thereof) and such other Collateral (if any) pending distribution, until all such fees, costs and expenses or the value of other obligations are paid to it.

         Section 7.09 Suits, Etc., Brought by the Collateral Agent. In any suit, proceeding or action brought by the Collateral Agent in its individual capacity (and in its capacity as agent hereunder) under or with respect to the Collateral for any sum owing under this Agreement or any other Financing Document, or to enforce any provisions hereof or thereof, the Grantor will save, indemnify and keep the Collateral Agent in its individual capacity (and in its capacity as trustee or agent hereunder) harmless from and against all expense, loss or damage (including reasonable attorney's fees and documented expenses) suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by the Grantor of any of its obligations hereunder or thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligee or its successors from the Grantor, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor, and shall not be enforceable against the Collateral Agent (in its individual capacity) or any other Creditor Party.

         Section 7.10 Compensation of the Collateral Agent. The Collateral Agent shall be entitled to reasonable compensation as may be agreed from time to time between the Grantor and the Collateral Agent for all services rendered under this Agreement and the other Financing Documents to which it is a party and such compensation, together with reimbursement of the Collateral Agent in its individual capacity (and its agency capacity) for its advances, disbursements and reasonable expenses in connection with the performance of the trust and activities provided for herein (including the reasonable fees and expenses of its agents and of counsel, accountants and other experts), shall be paid in full by the Grantor promptly following demand from the Collateral Agent from time to time as services are rendered and expenses are incurred. All such payments made by the Grantor to the Collateral Agent shall be made free and clear of all present and future income, stamp or other taxes, levies and withholdings imposed, assessed, levied or collected by the government of the United States of America or any political subdivision or taxing authority thereof. Except as otherwise expressly provided herein, no Creditor Party shall have any liability for any fees, expenses or disbursements of the Collateral Agent. Any reasonable and documented fees, compensation, indemnity amounts (unless such indemnity amounts are subject to dispute among the parties hereto) or expenses of the Collateral Agent (in its individual or agency capacity), or its counsel not paid as provided for herein may be taken from any Collateral held by the Collateral Agent hereunder, subject to the provisions of Article
IX. Upon its resignation or removal, the Collateral Agent shall be entitled to the prompt payment by the Grantor of its compensation and indemnification for the services rendered under this Agreement and the other Financing Documents to which it is a party, and to reimbursement of all reasonable out-of-pocket expenses up to the date of resignation or removal (including the reasonable fees and expenses of counsel, if any) incurred in connection with the performance of such services. The agreements in this Section 7.10 shall survive any resignation or removal of the Collateral Agent and the termination of the other provisions of this Agreement.

         Section 7.11 Taxes, Stamp and Other Similar Taxes. (a) The Grantor shall pay or reimburse the Collateral Agent upon request for any transfer taxes or other taxes relating to or incurred in connection with the Collateral and shall indemnify and hold harmless the Collateral Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Collateral shall be subject to withholding regulations then in force with respect to United States federal taxation. Upon the Collateral Agent's request, the Grantor and each Lender will promptly provide the Collateral Agent with the appropriate Form W-9 for tax identification number certifications, or Form W-8BEN, for non-resident alien certifications. The Collateral Agent shall be responsible only for income reporting to the Internal Revenue Service with respect to income earned on the Collateral. This Section 7.11 shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

         (b) The Grantor agrees to indemnify and hold harmless the Collateral Agent (in its individual and agency capacity), and each other Creditor Party from, and shall reimburse the Collateral Agent (in its individual or agency capacity) and each other Creditor Party for any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with the Financing Documents, and the Collateral created hereunder or under any other Collateral Document or the attachment or perfection of the security interest granted to the Collateral Agent in any Collateral. The obligations of the Grantor under this Section 7.11 shall survive the resignation or removal of the Collateral Agent or the termination of the other provisions of this Agreement.

         Section 7.12 Limitation on Duties in Respect of Collateral. Beyond its express duties set forth in this Agreement or in the other Financing Documents to which it is a party and the duty to exercise reasonable care as to the custody thereof, and the accounting to the Grantor and the Secured Parties for moneys received hereunder, the Collateral Agent shall not have any duty (implied or otherwise) to the Grantor or the Secured Parties with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the priority or preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care with respect to any collateral in its possession or control or in the possession or control of its agents or nominee if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. To the extent, however, that the Collateral Agent or an agent or nominee of the Collateral Agent maintains possession or control of any of the Collateral or the Collateral Documents at any office of the Collateral Agent, the Collateral Agent shall, or shall instruct such agent or nominee to, grant the Grantor and the other Secured Parties reasonable access to such Collateral (other than, except to the extent permitted pursuant to Article IV, the Account Collateral and all funds and financial assets (including security entitlements and Cash Equivalents) from time to time on deposit in, or credited to, any thereof) or Collateral Documents as they previously notified the Collateral Agent to be required for the conduct of their businesses, except, in the case of the Grantor, if an Event of Default has occurred and is continuing and to the extent that the Collateral Agent shall have taken Enforcement Action.

         Section 7.13 Right to Initiate Judicial Proceedings, Etc. Upon the occurrence and during the continuance of an Event of Default (a) the Collateral Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in the Collateral Agent by this Agreement and the other Financing Documents; and (b) the Collateral Agent may, either after entry or without entry proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to realize upon all or, from time to time, any of the property pledged hereunder for the benefit of the Secured Parties under the judgment or decree of a court of competent jurisdiction.

         Section 7.14 Exculpatory Provisions. (a) The Collateral Agent does not make any representation as to the value or condition of the security interests created hereunder or any part thereof, or as to the title of the Grantor or as to the rights and interests granted or the security afforded by this Agreement or any other Financing Document, or as to the validity, execution (except by itself), enforceability, legality or sufficiency of this Agreement, any other Financing Document, the Secured Obligations and the Collateral Agent (in its individual and agency capacities) shall not incur any liability or responsibility in respect of any such matters.

         (b) Except as expressly provided for or referenced in any Financing Document to which it is a party, the Collateral Agent shall not be responsible for or under, nor chargeable with knowledge of the existence, the content, or the terms and conditions of, any other agreement, instrument or document. The Collateral Agent shall not be attributed with any knowledge or information that any other department or division of Citibank or any of Citibank's Affiliates may have from time to time.

         (c) All notices, certifications, approvals, directions, instructions or other communication given to the Collateral Agent with respect to, or otherwise relating to, this Agreement or the other Financing Documents, in each case, by any Creditor Party or the Administrative Agent (whether on its own behalf or on behalf of the Secured Parties (or any class thereof)) shall be given in writing, signed by an Authorized Signatory of such Person and, except as otherwise expressly required under the Financing Documents, the Collateral Agent shall not be required to take any action under any Financing Document unless it has received such written instructions.

         Section 7.15 Treatment of Creditor Parties. (a) The Collateral Agent may treat the holders of Senior Debt Obligations as the absolute owners thereof for all purposes under this Agreement and the other Financing Documents unless it shall receive notice to the contrary from any Creditor Party or the Administrative Agent.

         (b) Any Person that shall be designated as the duly authorized representative of one or more of the Grantor or Creditor Parties to act as such in connection with any matters pertaining to this Agreement, any other Financing Document or the Collateral shall present to the Collateral Agent such documents, including opinions of counsel, as the Collateral Agent may reasonably request, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of the Grantor or such Creditor Parties.

         Section 7.16 Miscellaneous. (a) The Collateral Agent shall have the right at any time to seek instructions concerning the administration of its duties and obligations hereunder or any other Financing Documents from the Required Lenders or any court of competent jurisdiction. In the event there is any disagreement between the other parties to this Agreement and the terms of this Agreement or any other applicable Financing Document do not unambiguously mandate the action the Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Agent is in doubt as to what action it is required to take or not to take, the Collateral Agent shall be entitled to refrain from taking any action until directed otherwise in writing by a request signed jointly by the Required Lenders or by order of a court of competent jurisdiction.

         (b) None of the provisions of this Agreement or the other Financing Documents shall be construed to require the Collateral Agent to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder or thereunder. The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or the other Financing Documents, at the request or direction of the Grantor or any Creditor Party, (i) if any action it has been requested or directed to take would be contrary to Applicable Law, or (ii) unless such Agent shall have been offered security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction (including interest thereon from the time incurred until reimbursed).

         Section 7.17 Indemnification. Each of the Lenders agrees to indemnify the Collateral Agent (to the extent not promptly reimbursed by the Grantor), ratably according to the respective amounts of the Senior Debt Obligations owed to such Creditor Party from time to time, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind of nature whatsoever that may be imposed on, incurred by, or asserted against the Collateral Agent in any way relating to or arising out of this Agreement or any other Financing Document to which it is a party or any action taken or omitted by the Collateral Agent under this Agreement or any other Financing Document to which it is a party (collectively, the "Indemnified Costs"); provided that no such Creditor Party shall be liable for any portion of the Indemnified Costs found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from the Collateral Agent's gross negligence or willful misconduct. Without limiting the foregoing, each of the Lenders agrees to reimburse the Collateral Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees and disbursements) incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Financing Document, to the extent that the Collateral Agent is not reimbursed for such expenses by the Grantor. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section
7.17 shall apply.

         Section 7.18 Publicity. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "Citibank, N.A." by name or the rights, powers, or duties of the Collateral Agent under this Agreement or any other Financing Document shall be issued by any of the parties hereto, or on such a party's behalf, without the prior written consent of the Collateral Agent.

         Section 7.19 Merger; Consolidation. Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation succeeding to the business of the Collateral Agent shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

                                  ARTICLE VIII
                                OTHER AGREEMENTS

                            [INTENTIONALLY OMITTED]

                                  ARTICLE IX
                                 MISCELLANEOUS

         Section 9.01 Indemnity and Expenses. (a) The Grantor agrees to indemnify, defend and save and hold harmless each Creditor Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from the Financing Documents (including enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense if found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from such Indemnified Party's gross negligence or willful misconduct.

         (b) The Grantor will upon written demand pay to the Collateral Agent the amount of any and all reasonable, documented expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of any Financing Document to which it is a party, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Creditor Party hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

         (c) The indemnities provided by the Grantor pursuant to this Agreement shall survive the expiration, cancellation, termination or modification of this Agreement or the other Financing Documents, the resignation or removal of the Collateral Agent, and the provision of any subsequent or additional indemnity by any Person.

         Section 9.02 Amendments; Waivers, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that the Collateral Agent shall not sign any amendment or waiver and will not consent to any departure by the Grantor herefrom unless so instructed in writing by the Administrative Agent. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the expense of any other right.

         Section 9.03 Reserved.

         Section 9.04 Reserved.

         Section 9.05 Security Interest Absolute and Waivers. (a) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of the Grantor or otherwise, all as though such payment had not been made.

         (b) The Grantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Secured Obligations and this Agreement or any other Collateral Document to which the Grantor is a party and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Grantor or any other Person or any Collateral.

         (c) The Grantor hereby unconditionally and irrevocably waives any right to revoke this Agreement or any other Collateral Document to which the Grantor is a party and acknowledges that this Agreement or any other Collateral Document to which the Grantor is a party is continuing in nature and applies to all Secured Obligations, whether existing now or in the future.

         (d) The Grantor hereby unconditionally and irrevocably waives any defense based on any right of set-off or counterclaim against or in respect of the Obligations of the Grantor hereunder.

         Section 9.06 Notices; Etc. (a) All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or otherwise delivered, in the case of the Grantor or any Agent, addressed to it at its address specified on the signature pages hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telecopied or otherwise delivered, be effective when deposited in the mails, telecopied or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by it. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or any Exhibit, Schedule or Appendix hereto shall be effective as delivery of an original executed counterpart thereof.

         (b) The Collateral Agent shall promptly forward to the Administrative Agent copies of any notice, certificate, report, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document that it receives from any other party hereto or to any other Financing Document to which it is a party.

         Section 9.07 Continuing Security Interest; Assignments Under the Financing Documents. This Agreement and each other Collateral Document shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until (i) the earlier of (A) the Collateral Release Date and (B) the latest of (1) the payment in full in cash of the Senior Debt Obligations and (2) the Final Maturity Date, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Creditor Party may assign, sell or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitment, the Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Creditor Party herein or otherwise, in each case as provided in the Credit Agreement.

         Section 9.08 Release and Termination. (a) All Collateral sold, transferred or otherwise disposed of in accordance with the terms of the Financing Documents (including pursuant to a waiver or amendment of the terms thereof) shall be sold, transferred or otherwise disposed of free and clear of the assignment and security interest granted hereby; provided that at the time of such sale, transfer or other disposition, no Default shall have occurred and be continuing. Upon any such sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Financing Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantor, or to such Persons as the Grantor shall reasonably designate, such UCC termination statements and other similar documents as the Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby or under any other Collateral Document; provided that (A) at the time of such request and such release no Default shall have occurred and be continuing, (B) such Grantor shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of the Grantor to the effect that the transaction is in compliance with the Financing Documents and as to such other matters as the Collateral Agent may request and (C) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.06 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.06 of the Credit Agreement. Upon the release of any item of Collateral from the security interest granted hereby pursuant to this
Section 9.08(a), any representation, warranty or covenant contained herein relating to such Collateral shall no longer be deemed to be made with respect to such Collateral (except to the extent that any such representation, warranty or covenant made prior to such release would be deemed to survive the termination of this Agreement pursuant to Section 9.19).

         (b) Upon the (i) the earlier of (A) the Collateral Release Date and
(B) the latest of (1) the payment in full in cash of the Senior Debt Obligations and (2) the Final Maturity Date, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         Section 9.09 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

         Section 9.10 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, then to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 9.11 Integration. This Agreement represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party relative to subject matter hereof not expressly set forth or referred to herein or in the other Financing Documents.

         Section 9.12 No Partnership. Nothing contained in this Agreement and no action by any Creditor Party is intended to constitute or shall be deemed to constitute the Creditor Parties (or any of them) a partnership, association, joint venture or other entity.

         Section 9.13 No Reliance. No Creditor Party has relied on any representation or warranty of any other Creditor Party with respect to this Agreement and the transactions contemplated hereunder unless such representation or warranty has been set forth expressly in this Agreement.

         Section 9.14 Third Party Beneficiaries. All undertakings, agreements, representations and warranties contained in this Agreement and the other Collateral Documents are solely for the benefit of the Creditor Parties and their respective successors and permitted assigns, and (a) there are no other parties (including any Affiliates of the Grantor) who are intended to be benefited in any way by this Agreement and the other Collateral Documents and
(b) nothing herein shall give the Grantor or any of its Affiliates or any other Person (other than a Creditor Party) any benefit or any legal or equitable right or remedy under this Agreement or any other Collateral Document. The existence of this Agreement and the other Collateral Documents shall not commit or obligate the Creditor Parties to make any Advances or consummate any of the other transactions contemplated by the Financing Documents.

         Section 9.15 No Impairment. Nothing in this Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights the Creditor Parties may have or may obtain against the Grantor or any other Person.

         Section 9.16 Equitable Remedies. Each party to this Agreement acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other party. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, injunctive or other judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.

         Section 9.17 Remedies. Other than as stated expressly herein, no remedy herein conferred upon the Collateral Agent or any other Creditor Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or the other Financing Documents, or now or hereafter existing at law or in equity or by statute or otherwise.

         Section 9.18 Limitations. (a) The obligations, liabilities or responsibilities of any party hereunder shall be limited to those obligations, liabilities or responsibilities expressly set forth and attributed to such party pursuant to this Agreement or otherwise applicable under Applicable Law.

         (b) In no event shall any Indemnified Party be liable for, and the Grantor hereby agrees not to assert any claim against any Indemnified Party, on any theory of liability, for consequential, incidental, indirect, punitive or special damages arising out of or otherwise relating to the Notes, this Agreement, the other Financing Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Advances.

         Section 9.19 Survival. Notwithstanding anything in this Agreement to the contrary, Sections 7.10, 7.11, 7.17, 9.01, 9.19, 9.20, 9.21, 9.22 and 9.23
shall survive any termination of this Agreement. In addition, each representation and warranty made or deemed to be made hereunder shall survive the making of such representation and warranty, and no Creditor Party shall be deemed to have waived, by reason of making any Advance or acceptance of any Note or making any payment pursuant thereto, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Creditor Party may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made or such Note was issued.

         Section 9.20 Confidentiality. (a) No Creditor Party may, without the prior written consent of the Borrower, disclose to any Person (i) any confidential, proprietary or non-public information of the Borrower furnished to such Creditor Party by the Borrower (such information being referred to collectively herein as the "Confidential Information") or (ii) the fact that the Confidential Information has been made available or any of the terms, conditions or other facts with respect to the Confidential Information, in each case except as permitted by Section 8.07 of the Credit Agreement or this
Section 9.20 and except that each of the Creditor Parties may disclose Confidential Information (i) to its and its Affiliates' employees, officers, directors, agents and advisors (collectively, "Representatives") who need to know the Confidential Information for the purpose of administering or enforcing its rights under this Agreement and the other Financing Documents and the transactions contemplated hereby and thereby or for the discharge of their duties (it being understood that the Representatives to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential on substantially the same terms as provided herein), (ii) to the extent requested by any regulatory authority having jurisdiction over it or to the extent necessary for purposes of enforcing this Agreement or any other Financing Document, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or under any other Financing Document or any suit, action or proceeding relating to this Agreement or any other Financing Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 9.20, to any assignee or pledgee of or participant in, or any prospective assignee or pledgee of or participant in, any of its rights or obligations under this Agreement, including in the case of any securitization or collateralization of, or other similar transaction relating to the rights and obligations of any Lender or Lenders hereunder, disclosure to any necessary Person in connection with such securitization, collateralization or other transaction (including any funding vehicle organized to undertake or effectuate such securitization, collateralization or other transaction, its lenders, sureties, reinsurers, swap counterparties, guarantors or credit liquidity enhancers, their respective directors, officers, and advisors, and any rating agency), so long as the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and such Persons have agreed in writing (or with respect to any rating agency, in writing or otherwise) to keep such Confidential Information confidential on substantially the same terms as provided herein, (vii) to the extent such Confidential Information (A) is or becomes generally available to the public on a non-confidential basis other than as a result of a breach of this Section 9.20 by such Creditor Party, or
(B) is or becomes available to such Creditor Party on a nonconfidential basis from a source other than a Borrower and (viii) with the consent of the Borrower.

         (b) No Creditor Party shall, without the prior written consent of the Borrower, use, either directly or indirectly, any of the Confidential Information except in connection with this Agreement and the other Financing Documents and the transactions contemplated hereby and thereby.

         (c) Notwithstanding the foregoing, any of the parties hereto may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated by this Agreement and the other Financing Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such parties relating to such U.S. tax treatment and U.S. tax structure.

         (d) In the event that any Creditor Party becomes legally compelled to disclose any of the Confidential Information otherwise than as contemplated by
Section 9.20(a), such Creditor Party shall provide the Borrower with notice of such event promptly upon its obtaining knowledge thereof (provided that it is not otherwise prohibited by Applicable Law from giving such notice) so that the Borrower may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, such Creditor Party shall furnish only that portion of the Confidential Information that it is legally required to furnish and shall cooperate with the Borrower's counsel to enable the Borrower to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

         (e) In the event of any breach of this Section 9.20, the Borrower shall be entitled to equitable relief (including injunction and specific performance) in addition to all other remedies available to it at law or in equity.

         (f) No Creditor Party shall make any public announcement, advertisement, statement or communication regarding the Borrower, its Affiliates (insofar as such announcement, advertisement, statement or communication relates to the Borrower or the transactions contemplated hereby) or this Agreement or the transactions contemplated hereby without the prior consent of the Borrower (such consent not to be unreasonably withheld or delayed).

         (g) The obligations of each Creditor Party under this Section 9.20 shall survive for a period of one year following the termination or expiration of this Agreement.

         Section 9.21 Force Majeure. The Collateral Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including any provision of any present or future law or regulation or any act of any Governmental Authority, any act of God, war or terrorism, or the unavailability of any electronic communication facility).

         Section 9.22 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 9.23 The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

         Section 9.24 Jurisdiction, Etc. (a) Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Financing Documents in the courts of any jurisdiction.

         (b) Each of the parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and agrees not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Agreement. Each of the parties hereto waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten days after the same is so mailed.

         Section 9.25 WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS OR THE ACTIONS OF THE GRANTOR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                         ALLEGHENY ENERGY SUPPLY COMPANY, LLC


                                         By:  ________________________________
                                         Title:

                                         CITICORP USA, INC., as Administrative
                                         Agent


                                         By:  ________________________________
                                         Title:

                                         CITIBANK, N.A., as Collateral Agent


                                         By:  ________________________________
                                         Title:

                               TABLE OF CONTENTS

                                      Page

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

Section 1.01     Definitions..................................................1

Section 1.02     Principles of Interpretation.................................2

                                ARTICLE II
                           SECURED OBLIGATIONS

                               ARTICLE III
                      REPRESENTATIONS AND WARRANTIES

Section 3.01     Representations and Warranties of the Grantor................3

                                ARTICLE IV
                           CONTROLLED ACCOUNTS

Section 4.01     Reports, Certifications and Instructions.....................5

Section 4.02     Controlled Accounts..........................................5

                                ARTICLE V
                            SECURITY INTERESTS

Section 5.01     Grant of Security............................................5

Section 5.02     Security for Obligations.....................................9

Section 5.03     Delivery and Control of Security Collateral and
                 Account Collateral..........................................10

Section 5.04     Further Assurances; Etc.....................................10

Section 5.05     As to the Assigned Agreements...............................12

Section 5.06     Grantor Remains Liable......................................12

Section 5.07     Additional Equity Interests.................................12

Section 5.08     Maintaining Electronic Chattel Paper, Transferable
                 Records and Letter-of-Credit Rights and Giving Notice of
                 Commercial Tort Claims......................................12

Section 5.09     Equipment and Inventory.....................................13

Section 5.10     Insurance...................................................13

Section 5.11     Post-Closing Changes; Bailees; Collections on Assigned
                 Agreements, Receivables and Related Contracts...............13

Section 5.12     Intellectual Property Collateral............................14

Section 5.13     Letter-of-Credit Rights.....................................15

Section 5.14     Voting Rights, Dividends, Etc...............................15

Section 5.15     The Collateral Agent Appointed Attorney-in-Fact.............16

                                ARTICLE VI
                         REMEDIES AND ENFORCEMENT

Section 6.01     Remedies and Enforcement Action.............................17

Section 6.02     Sale; Incidents of Sale.....................................17

Section 6.03     Collateral Agent May File Proofs of Claim...................18

Section 6.04     Collateral Agent May Enforce Claims.........................18

Section 6.05     Enforcement Proceeds Account................................18

Section 6.06     Application of Enforcement Proceeds.........................18

                               ARTICLE VII
                             COLLATERAL AGENT

Section 7.01     Authorization and Action of the Collateral Agent............19

Section 7.02     Reliance....................................................20

Section 7.03     Citibank, CUSA and Affiliates...............................20

Section 7.04     Acceptance of Collateral....................................20

Section 7.05     The Collateral Agent May Perform............................21

Section 7.06     Duties......................................................21

Section 7.07     Liability...................................................22

Section 7.08     Successor Collateral Agent..................................22

Section 7.09     Suits, Etc., Brought by the Collateral Agent................23

Section 7.10     Compensation of the Collateral Agent........................23

Section 7.11     Taxes, Stamp and Other Similar Taxes........................24

Section 7.12     Limitation on Duties in Respect of Collateral...............24

Section 7.13     Right to Initiate Judicial Proceedings, Etc.................25

Section 7.14     Exculpatory Provisions......................................25

Section 7.15     Treatment of Creditor Parties...............................25

Section 7.16     Miscellaneous...............................................26

Section 7.17     Indemnification.............................................26

Section 7.18     Publicity...................................................27

Section 7.19     Merger; Consolidation.......................................27

                               ARTICLE VIII
                             OTHER AGREEMENTS

                                ARTICLE IX
                              MISCELLANEOUS

Section 9.01     Indemnity and Expenses......................................27

Section 9.02     Amendments; Waivers, Etc....................................28

Section 9.03     Reserved....................................................28

Section 9.04     Reserved....................................................28

Section 9.05     Security Interest Absolute and Waivers......................28

Section 9.06     Notices; Etc................................................28

Section 9.07     Continuing Security Interest; Assignments Under the
                 Financing Documents.........................................29

Section 9.08     Release and Termination.....................................29

Section 9.09     Execution in Counterparts...................................30

Section 9.10     Severability................................................30

Section 9.11     Integration.................................................30

Section 9.12     No Partnership..............................................30

Section 9.13     No Reliance.................................................30

Section 9.14     Third Party Beneficiaries...................................30

Section 9.15     No Impairment...............................................31

Section 9.16     Equitable Remedies..........................................31

Section 9.17     Remedies....................................................31

Section 9.18     Limitations.................................................31

Section 9.19     Survival....................................................31

Section 9.20     Force Majeure...............................................33

Section 9.21     GOVERNING LAW...............................................33

Section 9.22     The Mortgages...............................................33

Section 9.23     Jurisdiction, Etc...........................................34

Section 9.24     WAIVER OF JURY TRIAL........................................34

Schedules:

Schedule 3.01(a)     -    Name, Location, Chief Executive Office, Place Where
                          Agreements Are Maintained, Type of Organization,
                          Jurisdiction of Organization and Organizational
                          Identification Number; Trade Names and Domain Names;
                          Changes in Name, Location, Etc.

Schedule 3.01(d)     -    Material Equipment

Schedule 3.01(f)     -    Pledged Equity

Schedule 3.01(g)     -    Initial Controlled Accounts

Schedule 5.01(h)     -    Commercial Tort Claims


Exhibit:

Exhibit A    -   Form of Account Control Agreement



Appendix:

Appendix A-1         -    Definitions

                                                                   APPENDIX A-1

                                  DEFINITIONS

         In this Agreement and the Schedules and Exhibits hereto, the following terms shall have the following meanings:

                  "Account Collateral" has the meaning set forth in Section 5.01(f).

                  "Account Control Agreement" means an agreement executed by a Pledged Account Bank with respect to all Controlled Accounts maintained with such Pledged Account Bank, in the form, or substantially in the form, of Exhibit A or such other form as may be mutually acceptable to the Administrative Agent, the Collateral Agent and the Company.

                  "Additional Provisions" has the meaning set forth in the definition of "Federal Book Entry Regulations".

                  "Administrative Agent" has the meaning set forth in the recitals of parties to this Agreement.

                  "Agreement" means this Security Agreement.

                  "Agreement Collateral" has the meaning set forth in Section 5.01(e).

                  "Assigned Agreements" has the meaning set forth in Section 5.01(e).

                  "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss. 101, et seq.).

                  "Citibank" has the meaning set forth in the preamble to this Agreement.

                  "Clearing Agency" has the meaning set forth in Section 4.09.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

                  "Collateral" has the meaning set forth in Section 5.01.

                  "Collateral Agent" has the meaning set forth in the preamble to this Agreement.

                  "Commercial Tort Claims Collateral" has the meaning set forth in Section 5.01(h).

                  "Computer Software" has the meaning set forth in Section 5.01(g)(iv).

                  "Controlled Account" means (a) each Initial Controlled Account and (b) any other bank or securities account of the Grantor that is maintained in accordance with Section 4.02.

                  "Copyrights" has the meaning set forth in Section
         5.01(g)(iii).

                  "Creditor Party" means each of the Agents and the Lenders.

                  "CUSA" has the meaning set forth in the preamble to this Agreement.

                  "Dollars" and "$" mean the lawful currency of the United States of America.

                  "Enforcement Action" means any or all of the following:

                  (i) exercising any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral;

                  (ii) exercising all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including those set forth in Section 9-607 of the UCC;

                  (iii) taking any Foreclosure Action;

                  (iv) proceeding to protect and enforce the rights of the Secured Parties under this Agreement or any other Collateral Document by sale pursuant to judicial proceedings or by a proceeding in equity or at law or otherwise, whether for the enforcement of the security interests created under or pursuant to this Agreement or any other Collateral Document or for the enforcement of any other legal, equitable or other remedy;

                  (v) exercising in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to the Secured Parties, to the extent permitted by Applicable Law, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and the laws of any jurisdiction in which the Collateral is located;

                  (vi) charging, exercising setoff rights or otherwise applying all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account of the Grantor; and

                  (vii) taking any other action similar to the foregoing permitted by Applicable Law.

                  "Enforcement Proceeds" means any cash, securities or any other consideration received by the Collateral Agent as a result of the taking of any Enforcement Action in respect of the Collateral, including, without limitation (a) the proceeds of any sale (net of reasonable costs and expenses of such sale and any taxes, assessments or prior Liens) or Enforcement Action (net of reasonable costs and expenses of such action) taken pursuant to Article VI, (b) any Recovery Event Proceeds or proceeds of the Sale of any Assets and (c) foreclosure proceeds in respect of any property encumbered under any Mortgage.

                  "Enforcement Proceeds Account" has the meaning set forth in
         Section 6.05.

                  "Equipment" has the meaning set forth in Section 5.01(a).

                  "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, or warrants, rights or options of the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

                  "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. ss. 357.2, ss. 357.10
         through ss. 357.15 and ss. 357.40 through ss. 357.45 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

                  "Foreclosure Action" means the selling of any of the Collateral either as an entirety or, if permitted by Applicable Law, in parcels at a public or private sale.

                  "Grantor" has the meaning set forth in the preamble to this Agreement.

                  "Indemnified Costs" has the meaning set forth in Section
         7.17.

                  "Indemnified Party" has the meaning set forth in Section 9.01(a).

                  "Initial Controlled Accounts" means all those deposit and securities accounts of the Grantor set forth in Part A of Schedule 3.01(g) of this Agreement, which identifies each account by account number and account name.

                  "Initial Pledged Equity" means, with respect to the Grantor, the Equity Interests set forth opposite the Grantor's name on and as otherwise described in Schedule 3.01(f).

                  "Intellectual Property Collateral" has the meaning set forth in Section 5.01(g).

                  "Inventory" has the meaning set forth in Section 5.01(b).

                  "Material Contract" means each contract or agreement to which the Grantor is a party that is material to the business, financial condition, operations or properties of the Grantor, and for which breach, non-performance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

                  "Material Equipment" means any Equipment with a fair market value of, or the sale of which results in aggregate gross proceeds or consideration of, not less than $50,000,000.

                  "Mortgage Trustee" means any Person (including any natural person) identified as a trustee under any Mortgage.

                  "Notice of Exclusive Control" has the meaning set forth in the Account Control Agreement.

                  "Patents" has the meaning set forth in Section 5.01(g)(i).

                  "PCB Liens" means Liens existing on the date hereof securing Pollution Control Bonds and Liens permitted by Section 5.02(b)(xix) of the Credit Agreement.

                  "Pledged Account Bank" has the meaning set forth in Section 4.07(a).

                  "Pledged Debt" has the meaning set forth in Section 5.01(d)(iii).

                  "Pledged Equity" has the meaning set forth in Section 5.01(d)(ii).

                  "Receivables" has the meaning set forth in Section 5.01(c).

                  "Related Contracts" has the meaning set forth in Section 5.01(c).

                  "Secured Obligations" means all Obligations of the Grantor now or hereafter existing in respect of Senior Debt Obligations owing under or with respect to the Advances or any Financing Document, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise.

                  "Secured Parties" means any of the Creditor Parties holding or owed any of the Secured Obligations from time to time.

                  "Security Collateral" has the meaning set forth in Section 5.01(d).

                  "Senior Debt Obligations" means, without duplication, the Obligations of the Company to pay (a) principal and interest on, or in respect of, the Advances (including any interest accruing after the filing of a petition with respect to, or the commencement of, any Insolvency Proceeding, whether or not a claim for post-petition interest is allowed in such proceeding), and (b) any and all commissions, fees, indemnities, prepayment premiums, costs and expenses and other amounts payable to any Creditor Party under any Financing Document, including all renewals or extensions thereof (including any reimbursement obligations for costs and expenses incurred by any Creditor Party in preserving any rights, interests and remedies with respect to the Collateral and/or the Liens granted in favor of the Secured Parties); provided that notwithstanding anything to the contrary in any Financing Document, "Senior Debt Obligations" shall not include any Obligations of the Grantor owed to any of its Affiliates.

                  "Subagent" has the meaning set forth in Section 7.06(b).

                  "Trade Secrets" has the meaning set forth in Section
         5.01(g)(v).

                  "Trademarks" has the meaning set forth in Section 5.01(g)(ii). "UETA" has the meaning set forth in Section 5.08(a).